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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                      ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       December 10, 1998
                                                   ---------------------------


                           Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)


    Delaware                     1-7182                         13-2740599
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(State or Other                (Commission                  (I.R.S. Employer
Jurisdiction of                File Number)                 Identification No.)
Incorporation)


World Financial Center, North Tower, New York, New York         10281-1332
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:          (212) 449-1000
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        (Former Name or Former Address, if Changed Since Last Report.)

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Item 5.  Other Events
---------------------


On August 26, 1998, Merrill Lynch & Co., Inc. ("ML & Co.") indirectly acquired the outstanding shares of Midland Walwyn Inc. in a share exchange. The merger has been accounted for as a pooling-of-interests. The exhibit filed herewith, including audited consolidated financial statements for ML & Co. for its 1997 fiscal year, has been restated to reflect the merger and is filed in connection with various registration statements filed from time to time by ML & Co.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits
     --------

     (23)    Independent Auditors' Consent

     (99)    Additional Exhibits

             (i) Restated Financial Information

                  - Management's Discussion and Analysis

                  - Independent Auditors' Report on Consolidated Financial
                    Statements

                  - Consolidated Financial Statements and Related Notes

                  - Selected Financial Data

                                       2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              MERRILL LYNCH & CO., INC.
                                          --------------------------------
                                                    (Registrant)




                                          By: /s/ E. Stanley O'Neal
                                              ----------------------------
                                                  E. Stanley O'Neal
                                                  Executive Vice President and
                                                  Chief Financial Officer


Date:  December 10, 1998

                                       3
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                                 EXHIBIT INDEX
                                 -------------

 Exhibit
   No.      Description
   ---      -----------

  (23)      Independent Auditors' Consent

  (99)      Additional Exhibits

            (i)  Restated Financial Information

                 - Management's Discussion and Analysis

                 - Independent Auditors' Report on Consolidated Financial
                   Statements

                 - Consolidated Financial Statements and Related Notes

                 - Selected Financial Data

                                       4